UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016 (May 17, 2016)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of registrant’s principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

Not Applicable

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2016, at the 2016 annual meeting of shareholders (the “2016 Annual Meeting”) of CIT Group Inc. (“CIT”, or the “Company”), the shareholders of the Company approved and adopted two amendments to the Third Amended and Restated Certificate of Incorporation of the Company (the “Third Amended and Restated Certificate of Incorporation”) filed with the Office of the Secretary of State of the State of Delaware on December 8, 2009. The first amendment adopted and approved by the shareholders of the Company at the 2016 Annual Meeting revised Article Sixth, Clause (d) of the Third Amended and Restated Certificate of Incorporation to change the shareholder voting requirement for removal of directors from a supermajority equal to 66⅔% of shareholders and only for cause, to a simple majority of shareholders (more than 50%) with or without cause. The second amendment adopted and approved by the shareholders of the Company at the 2016 Annual Meeting removed Article Twelfth from the Third Amended and Restated Certificate of Incorporation. Article Twelfth was designed to help maximize certain net operating losses carry forwards available pursuant to an election under Section 382(l)(5) of the Internal Revenue Code, including by restricting certain share transfers that could result in a change of control for federal tax purposes, if made during an initial period that has since expired. In light of the Company’s election to apply Section 382(l)(6) of the Internal Revenue Code, Article Twelfth was no longer necessary to preserve net operating losses.

On May 17, 2016, the Company filed its Fourth Restated Certificate of Incorporation (the “Fourth Restated Certificate of Incorporation”) with the Office of the Secretary of State of the State of Delaware. This filing made effective the two amendments to the Third Amended and Restated Certificate of Incorporation approved and adopted by the shareholders of the Company at the 2016 Annual Meeting.

Effective May 17, 2016, the Company approved a corresponding amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to revise Article III, Section 3.05 to change the shareholder voting requirement to remove directors from a supermajority requirement equal to 66⅔% of shareholders to a simple majority of shareholders (more than 50%).

The foregoing summary is qualified in its entirety by reference to the Fourth Restated Certificate of Incorporation and Bylaws, a copy of each of which is attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and each of which are incorporated in this Item 5.03 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Exhibits

(d) Exhibits.

3.1	Fourth Restated Certificate of Incorporation of the Company, as filed with the Office of the Secretary of State of the State of Delaware on May 17, 2016.

3.2	Amended and Restated By-Laws of the Company, as amended through May 10, 2016.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Robert J. Ingato
Robert J. Ingato
Executive Vice President, General Counsel & Secretary

Dated: May 17, 2016